Och-Ziff Capital Management Group LLC Reports
2014 Third Quarter Results
2014 Third Quarter Dividend of $0.20 per Class A Share
NEW YORK, November 4, 2014 – Och-Ziff Capital Management Group LLC (NYSE: OZM) (the “Company” or “Och-Ziff”) today reported GAAP net income allocated to Class A Shareholders ("GAAP Net Income") of $23.2 million, or $0.13 per basic and $0.09 per diluted Class A Share, for the third quarter ended September 30, 2014. The Company also declared a $0.20 per share cash dividend on its Class A Shares for the 2014 third quarter.
Summary Highlights

•	Distributable Earnings of $116.7 million, or $0.23 per Adjusted Class A Share, for the 2014 third quarter, and $334.9 million, or $0.66 per Adjusted Class A Share, for the first nine months 2013.

•
Estimated assets under management of $46.0 billion as of November 1, 2014, which reflected year-to-date capital net inflows of approximately $4.8 billion and performance-related appreciation of $977.7 million.

•	Estimated year-to-date net returns through October 31, 2014 of the OZ Master Fund of +2.1%.

"During the 2014 third quarter, we made good progress in executing on our strategy to expand and diversify our business," said Daniel S. Och, Chairman and Chief Executive Officer of Och-Ziff. "We continued to grow the assets in our dedicated credit, real estate and long/short equity products, which in total reached approximately $12.6 billion as of September 30th, or 27% of our assets under management. Our investors have been receptive to the expansion of the platforms we offer. They remain focused on alternative managers who can consistently deliver market appreciation with lower risk. We believe we are well positioned to further increase our market share of the growing demand for absolute return strategies through our diversified product offerings and global footprint.
"We also continued to develop our capabilities as a solutions provider, taking advantage of the deep investment expertise we have in each of our strategies. Our experience has been that institutional investors are increasingly turning to firms like ours for this expertise. We believe that we are benefiting from the secular trend of the largest investors increasing their allocations to leading alternative asset managers across multiple asset classes."

GAAP NET INCOME ALLOCATED TO CLASS A SHAREHOLDERS
For the 2014 third quarter, Och-Ziff reported GAAP Net Income of $23.2 million, or $0.13 per basic and $0.09 per diluted Class A Share, compared to $28.9 million, or $0.18 per basic and $0.15 per diluted Class A Share, for the 2013 third quarter. For the first nine months of 2014, Och-Ziff reported GAAP Net Income of $57.8 million, or $0.33 per basic and $0.32 per diluted Class A Share, compared to $62.7 million, or $0.41 per basic and $0.40 per diluted Class A Share, for the first nine months 2013.
The year-over-year decrease in both the Company’s third quarter and first nine months GAAP results was primarily due to lower incentive income and higher income taxes, partially offset by higher management fees and lower non-compensation expenses. Also partially offsetting these decreases was an increase in the Company's ownership in the Och-Ziff Operating Group, resulting in a larger share of earnings being allocated to the Company, due to the vesting of Class A Restricted Share Units ("RSUs") and exchanges of Och-Ziff Operating Group A Units ("Group A Units"), which represent equity interests in the Company’s principal operating subsidiaries (the “Och-Ziff Operating Group”), for Class A Shares.
The Company’s GAAP results in the 2014 third quarter and first nine months included non-cash expenses of $28.7 million and $84.6 million, respectively, for equity-based compensation. These expenses primarily relate to Group A Units granted to executive managing directors, as well as RSUs granted to employees and executive managing directors. Each RSU represents the right to receive one Class A Share upon vesting. Vested Group A Units may be exchanged on a one-to-one basis for Class A Shares, subject to transfer restrictions and minimum retained ownership requirements.
Throughout this press release, the Company presents financial measures that are not prepared in accordance with GAAP. For a discussion of these non-GAAP measures, please see the section titled “Non-GAAP Financial Measures” at the end of this press release.
DISTRIBUTABLE EARNINGS (NON-GAAP)
The Company’s Distributable Earnings for the 2014 third quarter were $116.7 million, or $0.23 per Adjusted Class A Share, 10% lower than $130.3 million, or $0.27 per Adjusted Class A Share, for the 2013 third quarter. Distributable Earnings for the first nine months of 2014 were $334.9 million, or $0.66 per Adjusted Class A Share, 3% lower than $344.7 million, or $0.72 per Adjusted Class A Share, for the first nine months of 2013.
The year-over-year decreases in Distributable Earnings were primarily due to a decrease in incentive income and higher compensation and benefits expenses and income taxes, partially offset by an increase in management fees. Please see the “Economic Income (Non-GAAP)” section of this press release for a discussion of the drivers impacting the Company’s revenues and operating expenses.
Distributable Earnings is a non-GAAP measure. For reconciliations of Distributable Earnings to the respective GAAP Net Income for the periods discussed above, please see Exhibits 2 and 3 that accompany this press release. Additionally, please see the section titled “Non-GAAP Financial Measures” at the end of this press release, including the definitions of Distributable Earnings and Adjusted Class A Shares.

ASSETS UNDER MANAGEMENT
Assets under management by fund:

				% Change(1)
(dollars in billions)	September 30, 2014	December 31, 2013	September 30, 2013	Sep. 2014 vs. Dec. 2013	Sep. 2014 vs. Sep. 2013
Multi-strategy funds
OZ Master Fund	$27.6	$25.2	$23.5	9%	17%
OZ Asia Master Fund	1.4	1.3	1.3	1%	7%
OZ Europe Master Fund	1.2	1.4	1.5	-15%	-19%
Other multi-strategy funds	3.7	3.8	3.6	-3%	1%
Multi-strategy funds	33.9	31.7	29.9	7%	13%
Credit funds	5.2	4.4	4.2	18%	22%
CLOs	4.7	2.6	2.1	80%	120%
Real estate funds	1.9	0.8	0.9	130%	126%
Other	1.1	0.7	0.7	79%	70%
Total	$46.8	$40.2	$37.8	16%	24%

(1)	Rounding differences may occur.
As of September 30, 2014, assets under management totaled $46.8 billion, an increase of $9.0 billion, or 24%, from September 30, 2013, which was driven by capital net inflows of $6.4 billion and performance-related appreciation of $2.6 billion. These capital net inflows included $1.5 billion related to the launch of the Company's third real estate fund in 2014.
During the month of September, the Company had approximately $697.1 million of intra-month capital net inflows, which are included in the $46.8 billion of assets under management as of September 30, 2014. Assets under management decreased to an estimated $46.0 billion as of November 1, 2014. This decrease reflected estimated performance-related depreciation of approximately $132.0 million in October and capital net outflows of approximately $615.0 million, which was comprised of approximately $563.8 million of capital net outflows on October 1, 2014 and approximately $51.2 million of capital net outflows from October 2, 2014 to November 1, 2014.
INVESTMENT PERFORMANCE
For the first nine months of 2014, the performance of the OZ Master Fund was driven primarily by positive performance in its U.S. long/short equity special situations and U.S. credit-related strategies, partially offset by negative performance in its European and Asian long/short equity special situations strategies. The performance of the OZ Asia Master Fund and the OZ Europe Master Fund was driven by these funds' negative returns in their long/short equity special situations strategies, partially offset by positive performance in their credit-related strategies.

Net returns by fund(1):

	2014
	July	August	September	3Q	YTD Sept
OZ Master Fund	-0.08%	0.52%	-0.06%	0.38%	2.54%
OZ Asia Master Fund	2.61%	-0.14%	0.91%	3.40%	-3.49%
OZ Europe Master Fund	0.50%	0.15%	0.59%	1.24%	-0.70%

(1)	Please see important disclosures on Exhibit 7 that accompanies this press release.
ECONOMIC INCOME (NON-GAAP)
In addition to analyzing the Company’s results on a GAAP basis, management also reviews the Company’s results on an “Economic Income” basis. Economic Income excludes certain adjustments that are required for presentation of the Company’s results on a GAAP basis, but that management does not consider when evaluating operating performance in any given period.
For reconciliations of Economic Income and its components to the respective GAAP measures, please see Exhibits 2 through 5 that accompany this press release. Additionally, please see the discussion of “Non-GAAP Financial Measures” at the end of this press release.
Economic Income Revenues (Non-GAAP)
Economic Income revenues for the 2014 third quarter were $229.1 million, a 9% increase from $210.7 million for the 2013 third quarter. Management fees were $168.3 million, 22% higher than $138.2 million for the prior-year period. Incentive income was $60.5 million, compared to $72.3 million for the prior-year period.
Economic Income revenues for the first nine months of 2014 were $617.3 million, 3% higher than $597.3 million for the first nine months of 2013. Management fees were $482.6 million, up 21% from $399.4 million for the prior-year period. Incentive income was $133.9 million, compared to $196.5 million for the prior-year period.
The year-over-year increase in Economic Income revenues for the quarter-to-date and year-to-date periods was primarily due to higher management fees resulting from the year-over-year growth in assets under management, which was driven by a combination of performance-related appreciation and capital net inflows. The year-over-year increase in management fees for both periods was partially offset by lower incentive income.
For the quarter-to-date period, the decline in incentive income related to lower fund investor redemptions and the expiration of longer-term multi-strategy assets, partially offset by recognition of incentive income earned from the Company's first domestic real estate fund.
For the year-to-date period, the decrease was primarily related to incentive income crystallized in the first quarter of 2013 on certain credit assets that was not repeated in 2014, as well as lower incentive income related to fund investor redemptions and the expiration of longer-term multi-strategy assets. These decreases were partially offset by incentive income earned from the Company's first domestic real estate fund, tax distributions taken on certain longer-term assets, and incentive income crystallized on certain longer-term credit assets.

The average management fee rate was 1.46% for the 2014 third quarter, compared to 1.50% for the 2013 third quarter, and 1.47% for the first nine months of 2014, compared to 1.53% for the first nine months of 2013. These declines were due primarily to an increase in assets under management in the Company's dedicated credit platforms and CLOs, which earn lower management fees as is reflective of the market for these products. The Company's average management fee will vary from quarter to quarter based on the mix of products that drive the growth in its assets under management.
Compensation and Benefits (Non-GAAP)
Compensation and benefits for the 2014 third quarter totaled $42.4 million, up 54% from $27.5 million for the 2013 third quarter. Salaries and benefits were $26.1 million, 14% higher than $22.9 million in the prior-year period. Compensation and benefits for the 2014 third quarter included $16.3 million of bonus expense, which related to the recognition of incentive income from the Company's first domestic real estate fund as well as guaranteed bonus accruals and related payroll taxes.
Compensation and benefits for the first nine months of 2014 totaled $101.3 million, a 33% increase from $76.3 million in the prior-year period. Salaries and benefits totaled $76.8 million, 16% higher than $66.1 million in the prior-year period. Compensation and benefits for the first nine months of 2014 included $24.5 million of bonus expense, which related to the recognition of incentive income from the Company's first domestic real estate fund as well as guaranteed bonus accruals and related payroll taxes.
The ratio of salaries and benefits to management fees was 15% for the third quarter and 16% for the first nine months of 2014, respectively, compared to 17% for both the third quarter and first nine months of 2013, respectively.
Non-Compensation Expenses (Non-GAAP)
Non-compensation expenses for the 2014 third quarter totaled $31.1 million, up 7% from $29.1 million in the prior-year period. Non-compensation expenses for the first nine months of 2014 totaled $91.1 million, down 3% from $93.9 million for the prior-year period. The increase for the quarter-to-date period was driven by higher insurance costs. The decrease for the year-to-date period was driven by lower professional services fees, partially offset by higher insurance costs.
The ratio of non-compensation expenses to management fees was 19% for both the third quarter and first nine months of 2014, respectively, compared to 21% and 24% for the third quarter and first nine months of 2013, respectively.
Economic Income (Non-GAAP)
Economic Income for the 2014 third quarter was $155.6 million, up from $154.2 million for the 2013 third quarter. Economic Income for the first nine months of 2014 was $429.8 million, up from $426.9 million in the first nine months of 2013.
The increase in Economic Income for both periods was primarily due to an increase in management fees, partially offset by a decrease in incentive income and higher compensation and benefits expenses.

CAPITAL
As of September 30, 2014, the number of Class A Shares outstanding was 171,995,396. For purposes of calculating Distributable Earnings per Share, the Company assumes that all the interests held by its executive managing directors and Ziff Investors Partnership, L.P. II and certain of its affiliates and control persons (the “Ziffs”) (until they exchanged their remaining interests during the 2014 second quarter) in the Och-Ziff Operating Group (collectively, “Partner Units”), as well as RSUs outstanding during the applicable period, have been converted on a one-to-one basis into Class A Shares (“Adjusted Class A Shares”). For the third quarter and first nine months ended September 30, 2014, the total weighted-average Adjusted Class A Shares outstanding were 509,555,113 and 507,861,042, respectively.
DIVIDEND
The Board of Directors of Och-Ziff declared a 2014 third-quarter dividend of $0.20 per Class A Share. The dividend is payable on November 21, 2014 to holders of record as of the close of business on November 14, 2014.
For U.S. federal income tax purposes, the dividend will be treated as a partnership distribution. Based on the best information currently available, the Company estimates that when calculating withholding taxes, the entire amount of the 2014 third-quarter dividend will be treated as U.S. source dividend income.
Non-U.S. holders of Class A Shares are generally subject to U.S. federal withholding tax at a rate of 30% (subject to reduction by applicable treaty or other exception) on their share of U.S. source dividends and certain other types of U.S. source income realized by the Company. With respect to interest, however, no withholding is generally required if proper certification (on an IRS Form W-8) of a beneficial owner’s foreign status has been filed with the withholding agent. Non-U.S. holders must generally provide the withholding agent with a properly completed IRS Form W-8 to obtain any reduction in withholding.
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The Company will host a conference call today, November 4, 2014, at 8:30 a.m. Eastern Time to discuss its 2014 third-quarter results. The call will be open to the public and can be accessed by dialing +1-888-680-0865(callers inside the U.S.) or +1-617-213-4853 (callers outside the U.S.). The number should be dialed at least ten minutes prior to the start of the call and the passcode will be 95472745. A simultaneous webcast of the call will be available to the public on a listen-only basis through the Class A Shareholders section of the Company’s website (www.ozcap.com).
For those unable to listen to the live broadcast, a replay will be available by dialing +1-888-286-8010 (callers inside the U.S.) or +1-617-801-6888 (callers outside the U.S.), passcode 53065205, beginning approximately two hours after the event for two weeks. A webcast replay of the event will also be available on the Company’s website as noted above.
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Non-GAAP Financial Measures
Management evaluates Economic Income for the Och-Ziff Funds segment, the Company's only reportable segment under GAAP, and for the Company's Other Operations. Economic Income for the Company equals the sum of Economic Income for the Och-Ziff Funds segment and the Company's Other Operations.

The Company conducts substantially all of its business through the Och-Ziff Funds segment, which provides asset management services to its multi-strategy, credit and equity funds, CLOs and other alternative investment vehicles. The Company’s Other Operations are primarily comprised of its real estate business, which provides asset management services to its real estate funds.
The Company’s non-GAAP measures should not be considered as alternatives to the Company’s GAAP Net Income or cash flow from operations, or as indicative of liquidity or the cash available to fund operations. The Company’s non-GAAP measures may not be comparable to similarly titled measures used by other companies.
For reconciliations of the Company’s non-GAAP measures to the most directly comparable GAAP measures, please see Exhibits 2 through 5 that accompany this press release.
Economic Income
In addition to analyzing the Company’s results on a GAAP basis, management also reviews the Company’s results on an “Economic Income” basis. Economic Income excludes the adjustments described below that are required for presentation of the Company’s results on a GAAP basis, but that management does not consider when evaluating the operating performance of the Company in any given period. Management uses Economic Income as the basis on which it evaluates the financial performance of the Company and makes resource allocation and other operating decisions. Management considers it important that investors review the same operating information that it uses.
Economic Income is a measure of pre-tax operating performance that excludes the following from the Company’s results on a GAAP basis:

•
Income allocations to the Company’s executive managing directors and the Ziffs (until they exchanged their remaining interests during the 2014 second quarter) on their direct interests in the Och-Ziff Operating Group. Management reviews operating performance at the Och-Ziff Operating Group level, where substantially all of the Company’s operations are performed, prior to making any income allocations.

•
Reorganization expenses related to the Company’s IPO, equity-based compensation expenses and depreciation and amortization expenses, as management does not consider these non-cash expenses to be reflective of operating performance.

•	Changes in the tax receivable agreement liability and net gains (losses) on investments in Och-Ziff funds, as management does not consider these items to be reflective of operating performance.

•
Amounts related to the consolidated Och-Ziff funds, including the related eliminations of management fees and incentive income, as management reviews the total amount of management fees and incentive income earned in relation to total assets under management and fund performance. The Company also defers the recognition of incentive income allocations from the consolidated Och-Ziff funds until all clawback contingencies are resolved, consistent with the revenue recognition policy for the funds the Company does not consolidate.

In addition, expenses related to compensation and profit-sharing arrangements based on fund investment performance are recognized at the end of the relevant performance measurement period, as management reviews the total compensation expense related to these arrangements in relation to any incentive income earned by the relevant fund.

As a result of the adjustments described above, as well as an adjustment to present management fees net of recurring placement and related service fees (rather than considering these fees an expense), management fees, incentive income, compensation and benefits, non-compensation expenses and net income allocated to noncontrolling interests as presented on an Economic Income basis are also non-GAAP measures.
Distributable Earnings
Distributable Earnings is a non-GAAP measure of after-tax operating performance and equals Economic Income less Adjusted Income Taxes. Adjusted Income Taxes are estimated assuming the conversion of all outstanding Partner Units into Class A Shares, on a one-to-one basis, and include the impact of payments under the tax receivable agreement. Therefore, all income (loss) of the Och-Ziff Operating Group allocated to the Partner Units is treated as if it were allocated to Och-Ziff Capital Management Group LLC. Partner Units represent interests in the Och-Ziff Operating Group held by the Company's executive managing directors and the Ziffs (until they exchanged their remaining interests during the 2014 second quarter), including the Group A Units and Group D Units. Distributable Earnings per Share is equal to Distributable Earnings divided by the weighted-average number of Adjusted Class A Shares.
Management believes Distributable Earnings provides useful information to investors because it uses Distributable Earnings, among other financial information, to determine the earnings available to distribute as dividends to holders of the Company’s Class A Shares and to the Company’s executive managing directors with respect to their Partner Units.
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Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.
Any forward-looking statements contained herein are based upon historical information and on our current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We caution that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions, including Euro-zone sovereign debt issues; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; conditions impacting the alternative asset management industry; our ability to successfully compete for fund investors, assets, professional talent and investment opportunities; our ability to retain our active executive managing directors, managing directors and other investment professionals; our successful formulation and execution of our business and growth strategies; our ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to our business; and assumptions relating to our operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.

If one or more of these or other risks or uncertainties materialize, or if our assumptions or estimates prove to be incorrect, our actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the Securities and Exchange Commission (“SEC”), including but not limited to our annual report on Form 10-K for the year ended December 31, 2013, filed on March 18, 2014, which we refer to as our “Annual Report.” There may be additional risks, uncertainties and factors that we do not currently view as material or that are not known. The forward-looking statements contained in this press release are made only as of the date of this press release. We do not undertake to update any forward-looking statement because of new information, future developments or otherwise.
This press release does not constitute an offer of any Och-Ziff fund.
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About Och-Ziff Capital Management Group LLC
Och-Ziff Capital Management Group LLC is one of the largest institutional alternative asset managers in the world with offices in New York, London, Hong Kong, Mumbai, Beijing and Dubai. Och-Ziff provides asset management services to investors globally through its multi-strategy, credit, real estate and equity funds, CLOs and other alternative investment vehicles. Och-Ziff seeks to generate consistent, positive, absolute returns across market cycles, with low volatility compared to the broader markets, and with an emphasis on preservation of capital. Och-Ziff’s funds invest across multiple strategies and geographies, consistent with the investment objectives for each fund. The global investment strategies Och-Ziff employs include convertible and derivative arbitrage, corporate credit, long/short equity special situations, merger arbitrage, private investments, real estate and structured credit. As of November 1, 2014, Och-Ziff had approximately $46.0 billion in assets under management. For more information, please visit Och-Ziff’s website (www.ozcap.com).
Investor Relations Contact:
Tina Madon
Managing Director
Head of Investor Relations
Och-Ziff Capital Management Group LLC
+1-212-719-7381
tina.madon@ozcap.com
Media Relations Contact:
George Sard or Jonathan Gasthalter
Sard Verbinnen & Co
+1-212-687-8080

EXHIBIT 1
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Consolidated Statements of Comprehensive Income (Unaudited)
(dollars in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues
Management fees	$171,906	$140,666	$494,707	$406,829
Incentive income	28,011	72,338	91,022	195,403
Other revenues	284	203	931	1,386
Income of consolidated Och-Ziff funds	106,484	66,560	267,974	191,524
Total Revenues	306,685	279,767	854,634	795,142

Expenses
Compensation and benefits	74,115	68,238	206,664	188,936
Reorganization expenses	4,023	4,022	12,065	12,064
Interest expense	1,688	1,827	5,047	5,292
General, administrative and other	23,160	36,396	102,303	115,991
Expenses of consolidated Och-Ziff funds	50,082	31,972	127,215	70,809
Total Expenses	153,068	142,455	453,294	393,092

Other Income (Loss)
Net gains on investments in Och-Ziff funds and joint ventures	76	531	5,949	1,253
Net gains (losses) of consolidated Och-Ziff funds	(4,769)	43,081	115,498	186,094
Total Other Income (Loss)	(4,693)	43,612	121,447	187,347

Income Before Income Taxes	148,924	180,924	522,787	589,397
Income taxes	36,110	11,996	91,029	50,394
Consolidated and Total Comprehensive Net Income	$112,814	$168,928	$431,758	$539,003

Allocation of Consolidated and Total Comprehensive Net Income
Class A Shareholders	$23,202	$28,852	$57,770	$62,705
Noncontrolling interests	83,235	137,643	343,896	471,156
Redeemable noncontrolling interests	6,377	2,433	30,092	5,142
	$112,814	$168,928	$431,758	$539,003

Earnings Per Class A Share
Basic	$0.13	$0.18	$0.33	$0.41
Diluted	$0.09	$0.15	$0.32	$0.40

Weighted-Average Class A Shares Outstanding
Basic	172,959,765	156,752,496	172,541,709	153,160,992
Diluted	481,078,788	475,281,312	479,936,636	156,667,500

EXHIBIT 2
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Reconciliation of Non-GAAP Measures to the Respective GAAP Measures (Unaudited)
(dollars in thousands, except per share amounts)

	Three Months Ended September 30, 2014			Three Months Ended September 30, 2013
	Och-Ziff Funds Segment	Other Operations	Total Company	Och-Ziff Funds Segment	Other Operations	Total Company
Net income allocated to Class A Shareholders—GAAP	$18,781	$4,421	$23,202	$27,045	$1,807	$28,852
Net income allocated to the Och-Ziff Operating Group A Units	57,946	—	57,946	71,600	—	71,600
Equity-based compensation	27,987	741	28,728	36,389	—	36,389
Income taxes	36,111	(1)	36,110	11,996	—	11,996
Adjustment for incentive income allocations from consolidated funds subject to clawback	(2,175)	23,910	21,735	(2,501)	(1,580)	(4,081)
Allocations to Och-Ziff Operating Group D Units	4,944	—	4,944	—	—	—
Adjustment for expenses related to compensation and profit-sharing arrangements based on fund investment performance	3,909	(5,820)	(1,911)	4,324	—	4,324
Reorganization expenses	4,023	—	4,023	4,022	—	4,022
Changes in tax receivable agreement liability	(20,653)	—	(20,653)	(1,064)	—	(1,064)
Depreciation and amortization	1,420	187	1,607	1,833	189	2,022
Other adjustments	(76)	(63)	(139)	(109)	270	161
Economic Income—Non-GAAP	$132,217	$23,375	155,592	$153,535	$686	154,221
Adjusted Income Taxes—Non-GAAP(1)			(38,906)			(23,957)
Distributable Earnings—Non-GAAP			$116,686			$130,264

Weighted-Average Class A Shares Outstanding			172,959,765			156,752,496
Weighted-Average Partner Units			320,857,917			313,251,327
Weighted-Average Class A Restricted Share Units (RSUs)			15,737,431			14,410,711
Weighted-Average Adjusted Class A Shares			509,555,113			484,414,534

Distributable Earnings Per Adjusted Class A Share—Non-GAAP			$0.23			$0.27

(1)
Presents an estimate of income tax expense by assuming the conversion of all Partner Units into Class A Shares, on a one-to-one basis, as well as the impact of payments under the tax receivable agreement. Therefore, all income (loss) of the Och-Ziff Operating Group allocated to the Partner Units is treated as if it were allocated to Och-Ziff Capital Management Group LLC.

EXHIBIT 3
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Reconciliation of Non-GAAP Measures to the Respective GAAP Measures (Unaudited)
(dollars in thousands, except per share amounts)

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013
	Och-Ziff Funds Segment	Other Operations	Total Company	Och-Ziff Funds Segment	Other Operations	Total Company
Net income allocated to Class A Shareholders—GAAP	$56,218	$1,552	$57,770	$49,355	$13,350	$62,705
Net income allocated to the Och-Ziff Operating Group A Units	180,508	—	180,508	207,172	—	207,172
Equity-based compensation	83,539	1,058	84,597	99,426	—	99,426
Income taxes	90,919	110	91,029	50,394	—	50,394
Adjustment for incentive income allocations from consolidated funds subject to clawback	(20,394)	24,006	3,612	(11,619)	(14,180)	(25,799)
Allocations to Och-Ziff Operating Group D Units	14,418	—	14,418	5,590	—	5,590
Adjustment for expenses related to compensation and profit-sharing arrangements based on fund investment performance	7,202	(884)	6,318	7,603	—	7,603
Reorganization expenses	12,065	—	12,065	12,064	—	12,064
Changes in tax receivable agreement liability	(24,472)	—	(24,472)	(1,047)	—	(1,047)
Depreciation and amortization	4,680	558	5,238	5,784	560	6,344
Other adjustments	(1,059)	(241)	(1,300)	(261)	2,757	2,496
Economic Income—Non-GAAP	$403,624	$26,159	429,783	$424,461	$2,487	426,948
Adjusted Income Taxes—Non-GAAP(1)			(94,850)			(82,291)
Distributable Earnings—Non-GAAP			$334,933			$344,657

Weighted-Average Class A Shares Outstanding			172,541,709			153,160,992
Weighted-Average Partner Units			320,804,735			314,731,925
Weighted-Average Class A Restricted Share Units (RSUs)			14,514,598			13,087,356
Weighted-Average Adjusted Class A Shares			507,861,042			480,980,273

Distributable Earnings Per Adjusted Class A Share—Non-GAAP			$0.66			$0.72

(1)
Presents an estimate of income tax expense by assuming the conversion of all Partner Units into Class A Shares, on a one-to-one basis, as well as the impact of payments under the tax receivable agreement. Therefore, all income (loss) of the Och-Ziff Operating Group allocated to the Partner Units is treated as if it were allocated to Och-Ziff Capital Management Group LLC.

EXHIBIT 4
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Components of Economic Income and Reconciliation of These Non-GAAP Measures to the Respective GAAP Measures (Unaudited)
(dollars in thousands)

	Three Months Ended September 30, 2014			Three Months Ended September 30, 2013
	Och-Ziff Funds Segment	Other Operations	Total Company	Och-Ziff Funds Segment	Other Operations	Total Company
Management fees—GAAP	$166,837	$5,069	$171,906	$137,981	$2,685	$140,666
Adjustment to management fees(1)	(3,569)	—	(3,569)	(2,495)	—	(2,495)
Management Fees—Economic Income Basis—Non-GAAP	163,268	5,069	168,337	135,486	2,685	138,171

Incentive income—GAAP	28,011	—	28,011	72,338	—	72,338
Adjustment to incentive income(2)	3,100	29,355	32,455	—	—	—
Incentive Income—Economic Income Basis—Non-GAAP	31,111	29,355	60,466	72,338	—	72,338
Other revenues	277	7	284	197	6	203
Total Revenues—Economic Income Basis—Non-GAAP	$194,656	$34,431	$229,087	$208,021	$2,691	$210,712

Compensation and benefits—GAAP	$69,461	$4,654	$74,115	$67,133	$1,105	$68,238
Adjustment to compensation and benefits(3)	(36,841)	5,080	(31,761)	(40,713)	—	(40,713)
Compensation and Benefits—Economic Income Basis—Non-GAAP	$32,620	$9,734	$42,354	$26,420	$1,105	$27,525

Interest expense and general, administrative and other expenses—GAAP	$23,337	$1,511	$24,848	$37,447	$776	$38,223
Adjustment to interest expense and general, administrative and other expenses(4)	6,487	(189)	6,298	(8,962)	(190)	(9,152)
Non-Compensation Expenses—Economic Income Basis—Non-GAAP	$29,824	$1,322	$31,146	$28,485	$586	$29,071

Net gains on investments in Och-Ziff funds and joint ventures—GAAP	$76	$—	$76	$531	$—	$531
Adjustment to net gains on investments in Och-Ziff funds and joint ventures(5)	(76)	—	(76)	(111)	—	(111)
Net Gains on Joint Ventures—GAAP	$—	$—	$—	$420	$—	$420

Net income allocated to noncontrolling interests—GAAP	$44,385	$38,850	$83,235	$100,481	$37,162	$137,643
Adjustment to net income allocated to noncontrolling interests(6)	(44,390)	(38,850)	(83,240)	(100,480)	(36,848)	(137,328)
Net Income (Loss) Allocated to Noncontrolling Interests—Economic Income Basis—Non-GAAP	$(5)	$—	$(5)	$1	$314	$315

(1)
Adjustment to present management fees net of recurring placement and related service fees, as management considers these fees a reduction in management fees, not an expense. The impact of eliminations related to the consolidated Och-Ziff funds is also removed.

(2)	Adjustment to exclude the impact of eliminations related to the consolidated Och-Ziff funds.

(3)
Adjustment to exclude equity-based compensation, as management does not consider these non-cash expenses to be reflective of the operating performance of the Company. Further, expenses related to compensation and profit-sharing arrangements based on fund investment performance are recognized at the end of the relevant performance measurement period, as management reviews the total compensation expense related to these arrangements in relation to any incentive income earned by the relevant fund. Distributions to the Och-Ziff Operating Group D Units are also excluded, as management reviews operating performance at the Och-Ziff Operating Group level, where substantially all of the Company’s operations are performed, prior to making any income allocations.

(4)
Adjustment to exclude depreciation, amortization and changes in the tax receivable agreement liability, as management does not consider these items to be reflective of the operating performance of the Company. Additionally, recurring placement and related service fees are excluded, as management considers these fees a reduction in management fees, not an expense.

(5)	Adjustment to exclude net gains (losses) on investments in Och-Ziff funds, as management does not consider these gains (losses) to be reflective of the operating performance of the Company.

(6)
Adjustment to exclude amounts allocated to the executive managing directors and the Ziffs (until they exchanged their remaining interests during the 2014 second quarter) on their interests in the Och-Ziff Operating Group, as management reviews the operating performance of the Company at the Och-Ziff Operating Group level. The Company conducts substantially all of its activities through the Och-Ziff Operating Group. Additionally, the impact of the consolidated Och-Ziff funds, including the allocation of earnings (losses) to investors in those funds, is also removed.

EXHIBIT 5
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Components of Economic Income and Reconciliation of These Non-GAAP Measures to the Respective GAAP Measures (Unaudited)
(dollars in thousands)

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013
	Och-Ziff Funds Segment	Other Operations	Total Company	Och-Ziff Funds Segment	Other Operations	Total Company
Management fees—GAAP	$484,396	$10,311	$494,707	$398,604	$8,225	$406,829
Adjustment to management fees(1)	(12,156)	—	(12,156)	(7,405)	—	(7,405)
Management Fees—Economic Income Basis—Non-GAAP	472,240	10,311	482,551	391,199	8,225	399,424

Incentive income—GAAP	91,022	—	91,022	195,403	—	195,403
Adjustment to incentive income(2)	13,476	29,355	42,831	1,114	—	1,114
Incentive Income—Economic Income Basis—Non-GAAP	104,498	29,355	133,853	196,517	—	196,517
Other revenues	910	21	931	1,373	13	1,386
Total Revenues—Economic Income Basis—Non-GAAP	$577,648	$39,687	$617,335	$589,089	$8,238	$597,327

Compensation and benefits—GAAP	$194,614	$12,050	$206,664	$185,685	$3,251	$188,936
Adjustment to compensation and benefits(3)	(105,159)	(174)	(105,333)	(112,619)	—	(112,619)
Compensation and Benefits—Economic Income Basis—Non-GAAP	$89,455	$11,876	$101,331	$73,066	$3,251	$76,317

Interest expense and general, administrative and other expenses—GAAP	$105,138	$2,212	$107,350	$119,326	$1,957	$121,283
Adjustment to interest expense and general, administrative and other expenses(4)	(15,689)	(560)	(16,249)	(26,797)	(560)	(27,357)
Non-Compensation Expenses—Economic Income Basis—Non-GAAP	$89,449	$1,652	$91,101	$92,529	$1,397	$93,926

Net gains on investments in Och-Ziff funds and joint ventures—GAAP	$5,949	$—	$5,949	$1,253	$—	$1,253
Adjustment to net gains on investments in Och-Ziff funds and joint ventures(5)	(1,075)	—	(1,075)	(293)	—	(293)
Net Gains on Joint Ventures—GAAP	$4,874	$—	$4,874	$960	$—	$960

Net income allocated to noncontrolling interests—GAAP	$235,917	$107,979	$343,896	$310,010	$161,146	$471,156
Adjustment to net income allocated to noncontrolling interests(6)	(235,923)	(107,979)	(343,902)	(310,017)	(160,043)	(470,060)
Net Income (Loss) Allocated to Noncontrolling Interests—Economic Income Basis—Non-GAAP	$(6)	$—	$(6)	$(7)	$1,103	$1,096

(1)
Adjustment to present management fees net of recurring placement and related service fees, as management considers these fees a reduction in management fees, not an expense. The impact of eliminations related to the consolidated Och-Ziff funds is also removed.

(2)	Adjustment to exclude the impact of eliminations related to the consolidated Och-Ziff funds.

(3)
Adjustment to exclude equity-based compensation, as management does not consider these non-cash expenses to be reflective of the operating performance of the Company. Further, expenses related to compensation and profit-sharing arrangements based on fund investment performance are recognized at the end of the relevant performance measurement period, as management reviews the total compensation expense related to these arrangements in relation to any incentive income earned by the relevant fund. Distributions to the Och-Ziff Operating Group D Units are also excluded, as management reviews operating performance at the Och-Ziff Operating Group level, where substantially all of the Company’s operations are performed, prior to making any income allocations.

(4)
Adjustment to exclude depreciation, amortization and changes in the tax receivable agreement liability, as management does not consider these items to be reflective of the operating performance of the Company. Additionally, recurring placement and related service fees are excluded, as management considers these fees a reduction in management fees, not an expense.

(5)	Adjustment to exclude net gains (losses) on investments in Och-Ziff funds, as management does not consider these gains (losses) to be reflective of the operating performance of the Company.

(6)
Adjustment to exclude amounts allocated to the executive managing directors and the Ziffs (until they exchanged their remaining interests during the 2014 second quarter) on their interests in the Och-Ziff Operating Group, as management reviews the operating performance of the Company at the Och-Ziff Operating Group level. The Company conducts substantially all of its activities through the Och-Ziff Operating Group. Additionally, the impact of the consolidated Och-Ziff funds, including the allocation of earnings (losses) to investors in those funds, is also removed.

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Financial Supplement (Unaudited)
(dollars in millions)

	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014	Year Ended December 31,
			2013	2012	2011
Total Assets Under Management(1)
Beginning of period balance	$45,884	$40,239	$32,604	$28,766	$27,935
Net flows	639	5,435	3,104	480	1,116
Appreciation (depreciation)(2)	260	1,109	4,531	3,358	(285)
End of Period Balance	$46,783	$46,783	$40,239	$32,604	$28,766

Assets Under Management by Fund(1)
OZ Master Fund		$27,584	$25,211	$21,780	$20,198
OZ Asia Master Fund		1,359	1,342	1,394	1,620
OZ Europe Master Fund		1,220	1,437	1,961	2,272

Net Returns(3)
OZ Master Fund	0.4%	2.5%	13.9%	11.6%	-0.5%
OZ Asia Master Fund	3.4%	-3.5%	13.5%	7.0%	-3.8%
OZ Europe Master Fund	1.2%	-0.7%	12.4%	8.6%	-4.9%
Past performance is no indication or guarantee of future results.

(1)
Includes amounts invested by the Company, its executive managing directors, employees and certain other related parties for which the Company charged no management fees and received no incentive income for the periods presented. Amounts presented in this table are not the amounts used to calculate management fees and incentive income for the respective periods.

(2)
Appreciation (depreciation) reflects the aggregate net capital appreciation (depreciation) for the entire period and is presented on a total return basis, net of all fees and expenses (except incentive income on unrealized gains attributable to investments that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or otherwise should be held until the resolution of a special event or circumstance (“Special Investments”) that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and other income. Management fees and incentive income vary by product.

(3)
Net return represents a composite of the average return of the feeder funds that comprise each of the master funds presented. Net return is presented on a total return basis, net of all fees and expenses (except incentive income on Special Investments that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and other income. Performance includes realized and unrealized gains and losses attributable to Special Investments and initial public offering investments that are not allocated to all investors in the feeder funds. Investors that were not allocated Special Investments and/or initial public offering investments may experience materially different returns.

EXHIBIT 7
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Performance of Certain Och-Ziff Funds (Unaudited)

	2014
	January	February	March	1Q	April	May	June	2Q	July	August	September	3Q	YTD Sept
Net Returns(1)
OZ Master Fund	-0.16%	2.51%	-1.87%	0.43%	-1.23%	1.53%	1.43%	1.72%	-0.08%	0.52%	-0.06%	0.38%	2.54%
OZ Asia Master Fund	-3.20%	0.51%	-4.09%	-6.69%	-2.16%	-0.16%	2.40%	0.03%	2.61%	-0.14%	0.91%	3.40%	-3.49%
OZ Europe Master Fund	-0.03%	1.29%	-1.28%	-0.04%	-1.24%	-1.00%	0.35%	-1.89%	0.50%	0.15%	0.59%	1.24%	-0.70%

S&P 500 Index(2)	-3.46%	4.57%	0.84%	1.81%	0.74%	2.35%	2.07%	5.23%	-1.38%	4.00%	-1.40%	1.13%	8.34%
MSCI World Index(2)	-3.22%	4.26%	0.24%	1.15%	0.78%	2.34%	1.42%	4.61%	-0.76%	2.68%	-0.95%	0.93%	6.81%

	2013
	January	February	March	April	May	June	July	August	September	October	November	December	Full Year
Net Returns(1)
OZ Master Fund	2.37%	0.41%	1.18%	1.78%	1.28%	-0.69%	1.07%	0.07%	1.91%	1.15%	1.04%	1.53%	13.87%
OZ Asia Master Fund	3.64%	0.31%	1.56%	4.68%	-0.93%	-0.90%	-0.51%	0.31%	1.54%	0.10%	1.59%	1.51%	13.51%
OZ Europe Master Fund	3.41%	0.29%	0.14%	-0.45%	1.51%	-0.01%	1.67%	-0.45%	1.53%	2.05%	1.49%	0.60%	12.36%

S&P 500 Index(2)	5.18%	1.36%	3.75%	1.93%	2.34%	-1.33%	5.09%	-2.90%	3.14%	4.60%	3.05%	2.53%	32.39%
MSCI World Index(2)	5.40%	1.53%	2.73%	2.86%	1.53%	-2.38%	4.76%	-2.02%	3.77%	3.98%	2.22%	2.13%	29.57%
Past performance is no indication or guarantee of future results.

(1)
Net return represents a composite of the average return of the feeder funds that comprise each of the master funds presented. Net return is presented on a total return basis, net of all fees and expenses (except incentive income on unrealized gains attributable to investments that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or otherwise should be held until the resolution of a special event or circumstance (“Special Investments”) that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and other income. Performance includes realized and unrealized gains and losses attributable to Special Investments and initial public offering investments that are not allocated to all investors in the feeder funds. Investors that were not allocated Special Investments and/or initial public offering investments may experience materially different returns.

(2)
This comparison shows the returns of the S&P 500 Index (SPTR) and the MSCI World Index (GDDLWI) (“Broader Market Indices”) against certain Och-Ziff funds (the “funds”). This comparison is intended solely for illustrative purposes to show a historical comparison of the funds to the broader equity markets, as represented by the Broader Market Indices, and should not be considered as an indication of how the funds will perform relative to the Broader Market Indices in the future. The Broader Market Indices are not performance benchmarks of the funds. The funds are not managed to correlate in any way with the returns or composition of the Broader Market Indices, which are unmanaged. It is not possible to invest in an unmanaged index. You should not assume that there is any material overlap between the securities in the funds and those that comprise the Broader Market Indices. The S&P 500 Index is an equity index whose value is calculated as the free-float weighted average of the share prices of the 500 large-cap companies listed on the NYSE and NASDAQ. The MSCI World Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Returns of the Broader Market Indices have not been reduced by fees and expenses associated with investing in securities and include the reinvestment of dividends.

EXHIBIT 8
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Financial Supplement (Unaudited)
As of October 1, 2014

OZ Master Fund by Investment Strategy		Investors by Type(1)
Long/Short Equity Special Situations	63%	Pensions	33%
Structured Credit	14%	Private Banks	17%
Merger Arbitrage	8%	Corporate, Institutional and Other	15%
Convertible and Derivative Arbitrage	7%	Fund-of-Funds	13%
Corporate Credit	7%	Foundations and Endowments	10%
Private Investments	1%	Family Offices and Individuals	6%
Cash	0%	Related Parties	6%

Assets Under Management by Geography(2)		Investors by Geography(1)
North America	70%	North America	72%
Europe	18%	Europe	15%
Asia	12%	Asia and Other	13%

(1)	Presents the composition of the Company’s fund investor base across its funds excluding investors in its CLOs.

(2)
The North American exposure includes the United States, Canada, Central America and South America. The European exposure includes Africa and the Middle East. The Asian exposure includes Australia and New Zealand.